                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 15, 2002





                       Corporate Asset Backed Corporation
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                            33-73666                 22-3281571
(STATE OR OTHER JURISDICTION        (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)


    445 Broad Hollow Road
    Suite 239
    Melville, New York                                       11747
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700

    400 West Main Street, Suite 338
    Babylon, New York                                         11702
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 1.       Changes in Control of Registrant.

              NOT APPLICABLE.

Item 2.       Acquisition or Disposition of Assets.

              NOT APPLICABLE.

Item 3.       Bankruptcy or Receivership.

              NOT APPLICABLE.

Item 4.       Changes in Registrant's Certifying Accountant.

              NOT APPLICABLE.

Item 5.       Other Events.

              NOT APPLICABLE.

Item 6.       Resignations of Registrant's Directors.

              NOT APPLICABLE.

Item 7.       Financial Statements, Pro-Forma Financial Information and
              Exhibits.

              (a)  NOT APPLICABLE.

              (b)  NOT APPLICABLE.

              (c)  EXHIBITS.

              Cash Transactions by the CABCO Trust for BellSouth Debentures on April 15, 2002.

                 $1,518,750.00 to the Trust Certificate Holders.



Item 8.       Change in Fiscal Year.

              NOT APPLICABLE.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CORPORATE ASSET
                                            BACKED CORPORATION,
                                               as Depositor



                                            By:  /s/ Robert Vascellaro
                                                ----------------------
                                            Name:  Robert Vascellaro
                                            Title: Vice President and Treasurer


Date:  April 24, 2002
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                                  EXHIBIT INDEX


Exhibit                                                   Page
-------                                                   ----

      List of Cash Transactions.